UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2006

INTELISYS AVIATION SYSTEMS OF AMERICA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26777 (Commission File Number)	22-3662292 (IRS Employer Identification No.)

815 Bombardier Street

Shediac, New Brunswick E4P 1H9

Canada
 (Address of principal executive offices)

(506) 532-8515

(Registrant's Telephone Number, Including Area Code)

__________________________________________________

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On May 2, 2006, the Registrant issued a press release announcing that it had signed a multi-year agreement with Mobile Info Services for the integration of mobile phone services with its amelia RES airline reservation and distribution system, a copy of the press release is attached as Exhibit 99.1.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated May xx, 2006, a copy of which is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1

Press Release of Registrant dated May 2, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELISYS AVIATION SYSTEMS

OF AMERICA INC.

(Registrant)

By:

/s/ Ralph Eisenschmid _

Name:

Ralph Eisenschmid

Title:

Chief Executive Officer, President and Director

Date:  May 4, 2006